Exhibit 99.1
Etsy Announces Executive Changes
–Kruti Patel Goyal named to newly-created role of President and Chief Growth Officer
–Lanny Baker to join as Chief Financial Officer
–Brad Minor promoted to Chief Marketing Officer

Brooklyn, N.Y., December 5, 2024, Etsy, Inc. (NASDAQ: ETSY), which operates two-sided online marketplaces that connect millions of passionate and creative buyers and sellers around the world, today announced several Executive Team changes.

These updates are meant to strengthen Etsy’s ability to further improve the shopping experience, deepen customer engagement, build brand trust and loyalty, and reignite growth. All changes are effective the first week of January 2025.

Kruti Patel Goyal to become President and Chief Growth Officer

Kruti Patel Goyal, currently Chief Executive Officer of Etsy’s Depop subsidiary, has been appointed President and Chief Growth Officer of Etsy, Inc. In this newly-created role, Patel Goyal will report to Etsy’s CEO, Josh Silverman, and be responsible for bringing together all customer touch points to deliver a more compelling and inspiring experience for Etsy’s millions of buyers and sellers. She will oversee Product, Marketing, Member Support, Trust and Safety, and Strategy and Operations. Patel Goyal will also continue as acting CEO of Depop through April 2025, working closely with Depop’s executive team to identify their next leader.

“Kruti is a world-class leader with a proven ability to drive growth by obsessing over the customer experience. Over the past decade, Kruti has built and scaled critical functions for Etsy during high-growth periods. Most recently, she led an exciting transformation at Depop, making it the top-performing brand in our portfolio from a growth perspective,” Silverman continued. “Etsy is at an inflection point; we must stay true to our roots while innovating and evolving to meet the ever-changing needs of today’s customer. Kruti is uniquely positioned to take on this challenge.”

Patel Goyal commented, “I’m so proud that Depop has become the fastest-growing online apparel resale marketplace in the U.S.*, by offering a fresh and engaging experience for our community that they can't find anywhere else. And I’m equally excited to return to Etsy to help Josh and our team reignite growth by delivering a uniquely compelling and meaningful experience across every customer touchpoint, powered by the human connection that defines Etsy.”

Lanny Baker appointed Chief Financial Officer

Lanny Baker, currently Chief Operating Officer and previously Chief Financial Officer of Eventbrite, a global events marketplace, will join Etsy as Chief Financial Officer. Baker will succeed Rachel Glaser, who announced her decision to retire in July. As previously announced, Glaser will remain with Etsy as an advisor through June 30, 2025 to ensure a smooth transition. Baker will assume all of Glaser’s prior responsibilities, including oversight of Strategic Finance, Analytics, Accounting, Internal Audit, Investor Relations, Tax, Treasury, Strategic Sourcing, and Corporate Development.

Silverman commented, “Lanny is an exceptionally versatile, accomplished and strategic leader with a 20+ year track record within the consumer internet, digital media and marketplace sectors - excelling at aligning teams and resources to achieve value-creating results. His financial acumen, operational skills and growth orientation are going to be critical ingredients as he partners with me, Kruti and the rest of our executive leadership.”

Baker added, “I can’t wait to get started at Etsy, a company I have long admired, with the opportunity to help take this great business to its next phase of growth and success. Etsy has all the ingredients required to continue to stand apart - a highly differentiated product offering, a passionate and creative community of sellers and buyers, a world class team, a highly flexible capital light business model, and an extremely strong financial foundation.”

Brad Minor appointed Chief Marketing Officer; Raina Moskowitz to depart Etsy

Raina Moskowitz will be joining another company as its Chief Executive Officer, stepping down as Etsy’s Chief Operating and Marketing Officer. Brad Minor, presently Etsy’s Chief Brand Officer, will assume the position of Chief Marketing Officer. Since joining Etsy in 2022, Minor has led the evolution and execution of Etsy’s brand strategy as well as multiple cross-functional initiatives, including the launch of Etsy’s gifting strategy and recent brand mission campaign, which celebrates creativity, originality, and human connection. Minor will join Etsy’s executive team and report to Patel Goyal.

Departure of Rachana Kumar, Chief Technology Officer

Chief Technology Officer Rachana Kumar will depart Etsy to pursue new opportunities. Kumar has agreed to remain with Etsy in an advisory capacity over the coming months. Etsy will initiate a search for her successor, with interim leadership provided by two current vice presidents of engineering.

Silverman added, “I’d like to express my gratitude and appreciation for Rachel, Raina, and Rachana. Each has had an immense impact on Etsy. Their partnership, leadership, and expertise helped fuel our growth, scale our platform, build customer loyalty and trust, and nurture a community unlike any other. I’d also like to congratulate Brad on this well deserved new role; he has created an inspiring vision for how Etsy shows up in the world, and I’m excited for him to expand his impact.”

Exhibit 99.1

These management changes are unrelated to Etsy’s overall financial performance.

Kruti Patel Goyal Biography

Patel Goyal became CEO of Depop in September 2022. Since that time she has reorganized the company to strengthen their core marketplace proposition and prioritized growth investments that further define the brand’s long-term differentiation through effective product development and marketing strategies. Together, these initiatives have accelerated growth, resulting in a trendline of improving gross merchandise sales (up 9% year-over-year in 2023, and up over 30% for the nine months ended September 30, 2024.) Depop was named to TIME’s list of the TIME100 Most Influential Companies 2024.

Prior to joining Depop, Patel Goyal worked at Etsy for over 10 years holding many integral roles and leading the company through multiple phases of growth. Her responsibilities included serving as Etsy’s Chief Product Officer, overseeing Etsy's Seller Services business globally, managing Corporate Development, leading the International growth team and serving as the company’s first head of Marketplace Integrity and Trust & Safety teams. Patel Goyal began her career in M&A at Morgan Stanley and at General Atlantic Partners as a growth equity investor in technology businesses.

Lanny Baker Biography

Baker served as Chief Financial Officer of Eventbrite from September 2019 until November 2024. In August 2024, he added the role of Chief Operating Officer to his responsibilities. Prior to Eventbrite Baker was CFO at Yelp, where he led corporate finance, investor relations and workplace functions during a period of significant growth for the business. Baker has also served as the CEO and CFO at Zip Realty and CFO at Monster Worldwide.

Baker began his career as a highly respected equity research analyst in the internet and ecommerce sectors at Salomon Brothers (subsequently Salomon Smith Barney, then Citigroup). Baker has served as a member of the Board of Directors of multiple internet companies, including Leaf Group, XO Group, and HomeAway.

Brad Minor Biography

Minor joined Etsy in April 2022 as our Vice President of Brand Marketing & Communications, and was promoted to Chief Brand Officer earlier this year. He joined Etsy from Hubspot where he was Vice President of Brand, and prior to that he was SVP, Brand Marketing for Sirius XM. Minor’s career journey has also included brand leadership roles in the financial services and hospitality sectors.

*Year-over-year growth rates for Depop compared to Depop-defined competitors were calculated using Consumer Edge data on quarterly U.S. credit card spending.

Exhibit 99.1

About Etsy
Etsy, Inc. operates two-sided online marketplaces that connect millions of passionate and creative buyers and sellers around the world. These marketplaces share a mission to "Keep Commerce Human," and we're committed to using the power of business and technology to strengthen communities and empower people. Our primary marketplace, Etsy.com, is the global destination for unique and creative goods. Buyers come to Etsy to be inspired and delighted by items that are crafted and curated by creative entrepreneurs. For sellers, we offer a range of tools and services that address key business needs.
Etsy, Inc.'s "House of Brands" portfolio also includes fashion resale marketplace Depop, and Reverb, the largest online marketplace dedicated to music gear. Each Etsy, Inc. marketplace operates independently, while benefiting from shared expertise in product, marketing, technology, and customer support.

Etsy was founded in 2005 and is headquartered in Brooklyn, New York.

Etsy has used, and intends to continue using, its Investor Relations website and the Etsy News Blog (etsy.com/news) to disclose material non-public information and to comply with its disclosure obligations under Regulation FD. Accordingly, you should monitor our investor relations website and the Etsy News Blog in addition to following our press releases, SEC filings, and public conference calls and webcasts.
Investor Relations Contact:
Deb Wasser, Vice President, Investor Relations & ESG Engagement
Sarah Marx, Director, Investor Relations
ir@etsy.com
Media Relations Contact:
Kelly Clausen, Vice President, Communications & Community
Lauren Bayse, Sr. Director, Corporate Communications
press@etsy.com

Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Statements
This press release contains or references forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include statements relating to the timing of the executive team changes and Etsy’s strategy for reigniting growth. Forward-looking statements include all statements that are not historical facts. In some cases, forward-looking statements can be identified by terms such as "could," "expect," "intend," "may," "plan," "will," or similar expressions and derivative forms and/or the negatives of those words.
Forward-looking statements involve substantial risks and uncertainties that may cause actual results to differ materially from those that we expect. These risks and uncertainties include but are not limited to: (1) the level of demand for our services or products sold in our marketplaces and our ability to support our growth; (2) the importance to our success of the trustworthiness of our marketplaces and our ability to attract and retain active and engaged communities of buyers and sellers; (3) our failure to meet our publicly announced guidance or other expectations; (4) macroeconomic events that are outside of our control; (5) our ability to recruit and retain employees; (6) our ability to compete effectively; and (7) our ability to enhance our current offerings and develop new offerings to respond to the changing needs of sellers and buyers. These and other risks and uncertainties are more fully described in our filings with the Securities and Exchange Commission, including in the section entitled "Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and subsequent reports that we file with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, we cannot guarantee future results, levels of activity, performance, achievements, or events and circumstances reflected in the forward-looking statements will occur.

Forward-looking statements represent our beliefs and assumptions only as of the date of this press release. We disclaim any obligation to update forward-looking statements.